                      METROPOLITAN LIFE INSURANCE COMPANY
                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

               GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                       SUPPLEMENT DATED FEBRUARY 3, 2014
                    TO THE PROSPECTUS DATED APRIL 29, 2013

This supplement describes changes affecting the investment options offered under MetLife's Group Variable Universal Life Insurance Policies and Certificates. The names, investment subadvisers, and investment objectives of the portfolios identified below have changed. Accordingly, the prospectus is hereby revised to incorporate the following information:

METROPOLITAN SERIES FUND
------------------------

BLACKROCK DIVERSIFIED PORTFOLIO

Wellington Management Company, LLP has replaced BlackRock Advisors, LLC as the subadviser to the BlackRock Diversified Portfolio and the name of the portfolio has changed to the WMC BALANCED PORTFOLIO. In addition, the portfolio's investment objective has changed to "Long-term capital appreciation with some current income."

MET INVESTORS SERIES TRUST
--------------------------

BLACKROCK LARGE CAP CORE PORTFOLIO

Wellington Management Company, LLP has replaced BlackRock Advisors, LLC as the subadviser to the BlackRock Large Cap Core Portfolio and the name of the portfolio has changed to the WMC LARGE CAP RESEARCH PORTFOLIO. In addition, the portfolio's investment objective has changed to "Long-term capital appreciation."

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE